UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2011

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

Aon Corporation (“Aon”) is filing this Current Report on Form 8-K for the purpose of incorporating certain audited consolidated financial statements of Hewitt Associates, Inc. and its subsidiaries (“Hewitt”) and related unaudited pro forma financial information, in each case as described in Item 9.01 below, into its Registration Statement on Form S-3 (File No. 333-159841), which was filed with the Securities and Exchange Commission on June 8, 2009. Aon completed its acquisition of Hewitt on October 1, 2010.

Item 9.01.                                          Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Hewitt as of September 30, 2010 and 2009 and for each of the three years in the period ended September 30, 2010 are included in Exhibit 99.1 attached to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined statement of operations of Hewitt and Aon for the year ended December 31, 2010 is included in Exhibit 99.2 attached to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Hewitt as of September 30, 2010 and 2009 and for each of the three years in the period ended September 30, 2010

99.2	Unaudited pro forma combined statement of operations of Aon and Hewitt for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon Corporation

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President and Chief Counsel — Corporate

Date: May 24, 2011

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Hewitt as of September 30, 2010 and 2009 and for each of the three years in the period ended September 30, 2010

99.2	Unaudited pro forma combined statement of operations of Aon and Hewitt for the year ended December 31, 2010